UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2015

PAYLOCITY HOLDING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-36348	46-4066644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3850 N. Wilke Road

Arlington Heights, Illinois 60004

(Address of principal executive offices, including zip code)

(847) 463-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                   Submission of Matters to a Vote of Security Holders.

Paylocity Holding Corporation (the “Company”) held its annual meeting of stockholders for its fiscal year 2016 on December 9, 2015.  Holders of an aggregate of 50,833,040 shares of the Company’s common stock at the close of business on October 12, 2015 were entitled to vote at the meeting, of which 46,700,790, or 91.87%, of the eligible shares were represented in person or by proxy.  The matters voted upon at the meeting and the results of those votes are as follows:

Proposal 1: Election of Class II Directors to hold office for three-year terms or until their respective successors are elected and qualified, or their earlier death, resignation or removal.

	For	Withheld	Broker Non-votes
Mark H. Mishler	43,591,170	544,478	2,565,142

Ronald V. Waters, III	43,598,430	537,218	2,565,142

Proposal 2: Ratification of the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending June 30, 2016.

For	Against	Abstaining
46,696,029	4,300	461

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLOCITY HOLDING CORPORATION

Date: December 9, 2015	By:	/s/ Peter J. McGrail
Peter J. McGrail
Chief Financial Officer and Secretary